THE MAINSTAY FUNDS

MainStay MacKay Government Fund

(the “Fund”)

Supplement dated December 14, 2018 (“Supplement”)

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2018, as supplemented

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

At meetings held on December 10-12, 2018, the Board of Trustees of The MainStay Funds considered and approved, among other related proposals: (i) changing the Fund’s name and modifying the Fund’s principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks; (ii) adding an expense limitation; and (iii) changing the Fund’s primary benchmark. These changes are expected to become effective on or about February 28, 2019.

As a result, effective on or about February 28, 2019, the following changes will be made to the Summary Prospectus, Prospectus, and SAI:

1.            Name Change. The name of the Fund is changed to MainStay MacKay Infrastructure Bond Fund.

2.	Total Fund Operating Expenses: The following footnote is added to the Fund’s fees and expenses table in the Summary Prospectus and Prospectus.

New York Life Investment Management LLC (“New York Life Investments”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.85% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class, Class B, Class C and Class I shares. This agreement will remain in effect until February 28, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

3.	Principal Investment Strategies. The principal investment strategies section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of infrastructure-related debt securities and/or securities intended primarily to finance infrastructure-related activities. Infrastructure-related debt securities may include securities with special features (e.g., puts and variable or floating rates) which have price volatility characteristics similar to other debt securities.

The Fund invests at least 60% of its assets in taxable municipal debt securities. The Fund may invest up to 20% of its assets in tax-exempt municipal debt securities. On average, the Fund will invest in municipal bonds that have a maturity of 5 years or longer.

Infrastructure-related investments include securities issued to finance any assets or projects that support the operation, function, growth or development of a community or economy. Examples of these investments include, but are not limited to, transportation assets (e.g., roads and bridges), utility assets (e.g., electric, gas and water distribution facilities and networks) and social assets (e.g., hospitals and schools).

Municipal securities include bonds issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. All distributions by the Fund, including any distributions derived from tax-exempt municipal obligations, may be includible in taxable income for purposes of the federal alternative minimum tax. The Fund does not seek to provide income exempt from federal income tax. The Fund may invest in both taxable and tax-exempt municipal bonds.

The Fund may also invest in securities of issuers that (i) directly invest in infrastructure-related companies; (ii) operate or utilize infrastructure-related assets (e.g., airlines, automakers, and technology companies); or (iii) have indirect exposure to infrastructure-related assets (e.g., suppliers of construction materials).

The Fund invests in investment grade securities as rated by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or if unrated, determined to be of comparable quality by MacKay Shields LLC, the Fund’s Subadvisor; and invests in commercial paper only if rated in the top two highest rating categories by an NRSRO at the time of purchase, or if unrated, determined by the Subadvisor to be of comparable quality. If independent rating agencies assign different ratings for the same security, the Fund will use the higher rating for purposes of determining the credit quality.

The Fund's principal investments may have fixed, variable or floating interest rates and include: taxable and tax-exempt municipal debt securities; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-related and asset-backed securities; certificates of deposit, time deposits and bankers' acceptances issued by U.S. banks or savings and loan associations; and debt securities issued by United States.

Investment Process: The Subadvisor seeks to allocate investments primarily across the taxable fixed income market but can also utilize the tax-exempt fixed income market as well as treasuries and agencies. Allocations are based on the current economic environment, the level of absolute and relative yields, and the interest rate outlook.

The Subadvisor may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund, which may be determined by an evaluation of economic conditions, the issuer's financial condition, or relative yield and return expectations.

4.	Benchmark Change. The Fund’s primary benchmark, the Bloomberg Barclays U.S. Government Bond Index, is changed to the Bloomberg Barclays Taxable Municipal Index because the Fund believes that this index is more reflective of its current investment style. The Bloomberg Barclays Taxable Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term taxable bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies if all three rate the bond: Moody's, S&P, and Fitch. The bonds must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and must be at least one year from their maturity date.

5.	Management. The table in the section of the Summary Prospectus and Prospectus entitled “Management” is deleted in its entirety and replaced with the following:

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	John Loffredo, Executive Managing Director	Since February 2019
	Robert DiMella, Executive Managing Director	Since February 2019
	Michael Petty, Senior Managing Director	Since February 2019
	David Dowden, Managing Director	Since February 2019
	Scott Sprauer, Managing Director	Since February 2019
	Frances Lewis, Senior Managing Director	Since February 2019
	Robert Burke, Managing Director	Since February 2019
	John Lawlor, Director	Since February 2019

6.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to (i) add references to the Fund for Messrs. Loffredo, DiMella, Petty, Dowden, Sprauer, and Lewis; (ii) include the following biographies for Robert Burke and John Lawlor; and (iii) delete all references to the MainStay MacKay Government Fund.

Robert Burke, CFA	Mr. Burke has managed the MainStay MacKay Infrastructure Bond Fund since February 2019. Mr. Burke joined MacKay Shields as a managing director in July 2017. Before joining the firm, he held various leadership roles in capital markets over the last 30 years, spending most of his time in the municipal markets. In his last role at Bank of America Merrill Lynch, he managed the Global Futures, Derivative Clearing, and Foreign Exchange Prime Brokerage businesses. Prior to that, Mr. Burke ran Credit Hedge Fund Sales, the group that was responsible for marketing credit & interest rate derivatives, as well as CLOs and structured products to institutional investors. He also worked in the firm’s private equity group, raising capital for LBO and venture capital funds. He started his career at Bank of America Merrill Lynch in the municipal bond department covering insurance, hedge fund, and asset management clients. Mr. Burke holds a Master of Business Administration degree from the Gabelli School at Fordham University, and a Bachelor of Arts degree with High Honors in Economics from Colgate University. He is a CFA® Charterholder.
John Lawlor	Mr. Lawlor has managed the MainStay MacKay Infrastructure Bond Fund since February 2019. He joined MacKay Shields as a Director in 2016. Before joining the firm, he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch. From 1997-2011, he was a senior trader on the floor of the New York Stock Exchange. Mr. Lawlor has a broad and diverse set of skills in sales, trading, and electronic trading platforms. He earned a Bachelor’s degree in Finance from Lehigh University and has been in the financial services industry since 1997.

7.	Non-Fundamental Investment Policies Related to Fund Names. The table in the Statement of Additional Information section entitled “Non-Fundamental Investment Restrictions – General” is amended to revise the policy for the Fund as follows:

MainStay MacKay Infrastructure Bond Fund	To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in an actively managed, diversified portfolio of infrastructure-related debt securities and/or securities intended primarily to finance infrastructure-related activities.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Fund is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Fund holding large amounts of uninvested cash. As a result, there may be times when the Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Fund’s performance.

New York Life Investment Management LLC will bear the cost for printing and mailing this supplement. However, the Fund will bear the direct transaction costs associated with the Fund’s transition. New York Life Investment Management LLC will seek to limit the direct and indirect transaction costs associated with the portfolio transition.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY FUNDS TRUST

MainStay MacKay International Equity Fund

(the “Fund”)

Supplement dated December 14, 2018 (“Supplement”) to the
Summary Prospectus and Prospectus dated February 28, 2018, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

New York Life Investment Management LLC has contractually agreed to limit the expenses of the Fund as provided below. Accordingly, effective January 1, 2019, the following changes are made to the Summary Prospectus and Prospectus:

The table and footnotes in the section entitled “Fees and Expenses of the Fund” as well as the table in the section entitled “Example” of the Prospectus and Summary Prospectus are deleted in their entirety and replaced with the following:

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.18%	0.52%	0.52%	0.52%	0.18%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.32%	1.66%	2.41%	2.41%	1.07%	1.17%	1.42%	1.67%
Waivers/Reimbursements[4]	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.22)%	(0.17)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements[4]	1.15%	1.49%	2.24%	2.24%	0.85%	1.00%	1.25%	1.50%
1.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3.	The management fee is as follows: 0.89% on assets up to $500 million and 0.85% on assets over $500 million

4.	New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for a class do not exceed the following percentage of its average daily net assets: Class I, 0.85% and Class R6, 0.83%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class R6 shares waiver/reimbursement to the Class A, Investor Class, Class B, Class C, Class R1, Class R2 and Class R3 shares. This agreement will remain in effect until February 28, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$661	$693	$227	$727	$227	$327	$87	$102	$127	$153
3 Years	$929	$1,029	$735	$1,035	$735	$735	$318	$355	$433	$510
5 Years	$1,218	$1,387	$1,270	$1,470	$1,270	$1,270	$569	$627	$760	$891
10 Years	$2,039	$2,394	$2,547	$2,547	$2,733	$2,733	$1,286	$1,405	$1,687	$1,962

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY GROUP OF FUNDS

Supplement dated December 14, 2018 (“Supplement”) to:

MainStay Equity Funds, MainStay Fixed Income and Mixed Asset Funds, MainStay Asset Allocation Funds and MainStay Target Date Funds Summary Prospectuses, Prospectuses and Statement of Additional Information, each dated February 28, 2018, as supplemented

MainStay Cushing Funds Summary Prospectuses, Prospectus and Statement of Additional Information, each dated March 31, 2018, as supplemented

and

MainStay MacKay Short Term Municipal Fund Summary Prospectus, Prospectus and Statement of Additional Information, each dated August 28, 2018, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus or Statement of Additional Information:

At meetings held on December 10-12, 2018, the Board of Trustees of the MainStay Group of Funds approved the following, effective February 28, 2019:

Class I Investment Minimum

The investment minimum for initial purchases by Individual Investors in Class I shares of each Fund will be reduced from $5 million to $1 million.

Automatic Conversion Feature for Class C Shares

Class C shares of each Fund will automatically convert into Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, of the same Fund at the end of the calendar quarter ten years after the date of purchase of such Class C shares, subject to the conditions and circumstances set forth in the Prospectus and Statement of Additional Information. Share class conversions are based on the relevant net asset values of the two classes at the time of the conversion, and no sales load or other charge or fee is imposed on such conversions. If you acquire Class C shares through the reinvestment of distributions, your Class C shares will convert into Class A shares or Investor Class shares based on the date of the initial purchase of the Class C shares on which the distribution was paid. After conversion, affected Class C shareholders will own Class A or Investor Class shares, which are subject to a lower distribution and/or service (12b-1) fees than Class C shares. Please see the Prospectus for additional information about the fees, expenses, features and rights of Class A and Investor Class shares of each Fund.

Exchanging Class C shares into the MainStay Money Market Fund may impact your eligibility for this automatic conversion feature because conversion features do not apply to Class C shares of the MainStay Money Market Fund that were exchanged from another Fund before the expiration of the CDSC period for the Class C shares of such other Fund.

The automatic conversion of a Fund’s Class C shares into Class A shares or Investor Class shares after the 10-year holding period is not expected to be a taxable event for federal income tax purposes. However, shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares or Investor Class shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, for example, when shares are invested through retirement plans or omnibus accounts, a financial intermediary may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares or Investor Class shares. Thus, the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. In these circumstances, a Fund may not be able to automatically convert Class C shares into Class A shares or Investor Class shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or its financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares or Investor Class shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. For clients of financial intermediaries, it is the financial intermediary’s responsibility (and not the Funds’) to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

Also, effective February 28, 2019, new accounts or plans may not be eligible to purchase Class C shares of a Fund if it is determined that the financial intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares or Investor Class shares. Accounts or plans (and their successor, related and affiliated plans) that make Class C shares of a Fund available to participants on or before February 28, 2019, may continue to open accounts for new shareholders in such share class and purchase additional shares in existing shareholder accounts. The Funds are not responsible for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a shorter conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares or Investor Class shares of the same Fund. In these cases, Class C shareholders may convert to Class A shares or Investor Class shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares or Investor Class shares of the same Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares or Investor Class shares.

Although the Funds expect that an exchange between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.